                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)         March 13, 2008
                                                --------------------------------

                               NEDAK ETHANOL, LLC
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             (Exact Name of Registrant as Specified in Its Charter)

          NEBRASKA                     333-130343                20-0568230
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(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

   87590 Hillcrest Road, P.O. Box 391, Atkinson, Nebraska          68713
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         (Address of Principal Executive Offices)               (Zip Code)

                                 (402) 925-5570
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

     Item 1.01 Entry into a Material Definitive Agreement.

     Effective March 5, 2008, NEDAK Ethanol, LLC (the "Company") entered into an
Agreement   ("Agreement")  with  SourceGas   Distribution,   LLC  ("SourceGas").
SourceGas is successor in interest to Kinder Morgan, Inc., with whom the Company entered into a Transportation  Service  Agreement on Transporter's  Distribution
System and a Negotiated Rate Agreement for Distribution  Transportation Service,
both dated June 15, 2006 (the "KMI  Agreements").  The KMI Agreements  provided, among other things,  that such agreements would  automatically  terminate in the event the  Company  did not  commence  delivery  of natural  gas to its plant by
December 31, 2007.  Due to certain  construction-related  delays,  the Company's ethanol plant has not yet begun operations and has not yet begun taking delivery of natural gas under the KMI Agreements.  The Agreement retroactively amends the terms of the KMI Agreements to provide that they do not automatically  terminate unless the Company does not commence  taking delivery of natural gas by July 31,
2008.

     Item 9.01. Financial Statements and Exhibits.

     (d)  Exhibits

          10.1 Agreement  dated March 5, 2008  between  NEDAK  Ethanol,  LLC and
               SourceGas Distribution, LLC.
          10.2 Negotiated   rate  Agreement  for   Distribution   Transportation
               Services  dated June 15,  2006  between  NEDAK  Ethanol,  LLC and
               Kinder  Morgan,  Inc.   (incorporated  by  reference  to  Exhibit
               10(i).12 of Report on Form 10-KSB filed on April 2, 2007)
          10.3 Transportation  Service  Agreement on Transporter's  Distribution
               System dated June 15, 2006 between NEDAK Ethanol,  LLC and Kinder
               Morgan,  Inc.  (incorporated  by reference to Exhibit 10(i).14 of
               Report on Form 10-KSB filed on April 2, 2007)

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

     Date: March 13, 2008

                                       NEDAK ETHANOL, LLC

                                       By: /s/ Jerome Fagerland
                                           Jerome Fagerland
                                           President

                                  Exhibit Index

Exhibit
Number         Description

10.1           Agreement  dated March 5, 2008  between  NEDAK  Ethanol,  LLC and
               SourceGas Distribution, LLC.
10.2           Negotiated   rate  Agreement  for   Distribution   Transportation
               Services  dated June 15,  2006  between  NEDAK  Ethanol,  LLC and
               Kinder  Morgan,  Inc.   (incorporated  by  reference  to  Exhibit
               10(i).12 of Report on Form 10-KSB filed on April 2, 2007)
10.3           Transportation  Service  Agreement on Transporter's  Distribution
               System dated June 15, 2006 between NEDAK Ethanol,  LLC and Kinder
               Morgan,  Inc.  (incorporated  by reference to Exhibit 10(i).14 of
               Report on Form 10-KSB filed on April 2, 2007)